Amplify ETF Trust SUMMARY PROSPECTUS MARCH 1, 2018
Amplify YieldShares Oil Hedged MLP Income ETF Cboe BZX — AMLX
Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund, including the statement of additional information and most recent reports to shareholders, online at www.amplifyetfs.com. You can also get this information at no cost by calling 1-855-267-3837 or by sending an e-mail request to info@amplifyetfs.com. The Fund’s prospectus and statement of additional information, both dated March 1, 2018 are incorporated by reference into this summary prospectus.

INVESTMENT OBJECTIVES

The Amplify YieldShares Oil Hedged MLP Income ETF seeks to provide a high level of current income as its primary investment objective and to provide returns from energy master limited partnerships with with a view toward reduced volatility as its secondary investment objective.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund (“Shares”). Investors may pay brokerage commissions on their purchases and sales of Shares, which are not reflected in the table or the example below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.05%
Current Income Tax Expense(1)	0.00%
Deferred Income Tax Expense(1)	0.00%
Interest Payments on Borrowed Funds(2)	0.00%
Total Annual Fund Operating Expenses	0.90%

(1)	Please see “Dividends, Distributions and Taxes – Tax Status of the Fund” later in this prospectus for information concerning expenses related to the Fund’s classification as a Subchapter “C” corporation for federal income tax purposes. As of the end of the previous fiscal period, the Fund did not have a current or deferred income tax expense or benefit due to a valuation allowance.

(2)	The Fund does not anticipate borrowing funds during the current fiscal year.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

This example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your Shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain at current levels. This example does not include the brokerage commissions that investors may pay to buy and sell Shares. Although your actual costs may be higher or lower, your costs, based on these assumptions, would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$92	$287	$498	$1,108

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it purchases and sells securities (or “turns over” its portfolio). A higher portfolio turnover will cause the Fund to incur additional transaction costs and may result in higher taxes when Shares are held in a taxable account.

These costs, which are not reflected in Total Annual Fund Operating Expenses or in the example, may affect the Fund’s performance. During the fiscal period ended October 31, 2017, the Fund’s portfolio turnover rate was 39% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund that invests in equity securities of energy master limited partnerships (“MLPs”) and selectively hedges these positions to limit the correlation of its performance to the price of West Texas Intermediate Crude Oil (“WTI Crude Oil”). WTI Crude Oil, also known as Texas light sweet, is a grade of crude oil used as a benchmark in oil futures contracts pricing. The Fund uses a benchmark, the Oil Hedged MLP Index (the “Benchmark”), which is developed, maintained and sponsored by ETP Ventures LLC (“ETP Ventures”). The Fund seeks to exceed the performance of the Benchmark by actively selecting investments for the Fund from the underlying components of the Benchmark. The Fund is not an index tracking exchange-traded fund and is not required to invest in all of the components of the Benchmark. However, the Fund will generally seek to hold similar instruments to those included in the Benchmark with investments in MLPs and short exposure oil futures contracts included in the Benchmark. There can be no assurance that the Fund’s performance will exceed the Benchmark at any time.

Under normal circumstances, the Fund will invest at least 80% of its total assets in equity securities of MLPs focused on one or more of following businesses: oil & gas production; integrated oil; oil refining/marketing; oilfield services/equipment; and oil & gas pipelines. In general, MLPs are publicly traded partnerships engaged in the transportation, storage and processing of minerals and natural resources. By confining their operations to these specific activities, their interests, or units, are able to trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation.

Amplify Investments LLC (the “Adviser”) is the investment adviser to the Fund. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”) serves as investment sub-adviser to the Fund. Penserra has responsibility for managing the Fund’s investment program in pursuit of its investment objectives.

The Benchmark reflects the performance of long positions in MLPs and a short exposure in WTI Crude Oil futures. To be “long” means to hold or be exposed to a security or instrument with the expectation that its value will increase over time. To be “short” means to sell or be exposed to a security or instrument with the expectation that it will fall in value. The Fund believes that MLPs have moved in the same direction as the price of WTI Crude Oil and that significant declines in the price of WTI Crude Oil can directly impact the price of the MLPs’ securities even though MLP earnings may have little exposure to the prices of WTI Crude Oil in the short term. The Benchmark seeks to reduce the volatility of maintaining its long positions in MLPs by strategically shorting WTI Crude Oil futures by up to 100% of the market value of the Fund’s portfolio (the “Oil Hedging Strategy”). Both constant and variable hedging elements are designed to provide market-neutral exposure to the MLPs in the Fund’s portfolio and are set to predetermined roll schedules for nearest and next-nearest futures contracts. The Benchmark maintains a continuous short on WTI Crude Oil futures equivalent on 40% of the net notional value of the long MLP holdings. A variable hedge element of 0% to 60% of the net notional value of the long MLP holdings is based upon a proprietary algorithmic methodology developed by ETP Ventures.

MLPs that are eligible for the Benchmark must be based in North America and focus on one or more of following businesses: oil & gas production; integrated oil; oil refining/marketing; oilfield services/equipment; and oil & gas pipelines. Such MLPs must each have a market capitalization of at least $1 billion and, over the previous three months, an average daily traded value of at least $10 million. From this universe, ETP Ventures then ranks the remaining MLPs based on 12-month dividend yield forecasts. The resulting top twenty MLPs form the long position of the Benchmark, which is equally weighted and reconstituted on a quarterly basis.

The Sub-Adviser seeks to manage allocations or weightings among the Fund’s investments to exceed the performance of the Benchmark. With respect to the Fund’s MLP positions, the Sub-Adviser may own different MLPs or hold MLPs in different weightings than those in the Benchmark. With respect to the Fund’s short WTI Crude Oil positions, the Sub-Adviser may own different WTI Crude Oil futures contracts durations or hold contracts in different weightings than those in the Benchmark. In addition, the Fund may invest in varying types of instruments that provide a short exposure to WTI Crude Oil, in addition to short positions in WTI Crude Oil futures contracts, including commodity swaps, exchange-traded funds, exchange-traded notes and other pooled investment vehicles that are listed on a U.S. securities exchange and that provide short exposure to WTI Crude Oil.

The Fund may have a position in cash or cash equivalents that is not prescribed in the Benchmark, in order to cover its short exposures to WTI Crude Oil futures. The Fund may borrow from a commercial bank, as permitted by the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund intends to utilize borrowings to cover its margin and collateral requirements related to the Fund’s short exposures to WTI Crude Oil future contracts under the Oil Hedging Strategy. Although the amount of borrowing will vary from time to time, the amount of leveraging from borrowings is not expected to exceed 10% of the Fund’s Managed Assets.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Internal Revenue Code of 1986, as amended (the “Code”), in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its managed assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. Due to the entity-level income taxes payable by the Fund, shareholders of the Fund will likely receive lower distributions than if they invested directly in the same MLPs in which the Fund invests. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a return of capital. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund’s net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under “Taxes.”

PRINCIPAL RISKS OF INVESTING IN THE FUND

You could lose money by investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. There can be no assurance that the Fund’s investment objectives will be achieved.

Active Market Risk. Although the Shares are listed for trading on the Exchange, there can be no assurance that an active trading market for the Shares will develop or be maintained. Shares trade on the Exchange at market prices that may be below, at or above the Fund’s net asset value. Securities, including the Shares, are subject to market fluctuations and liquidity constraints that may be caused by such factors as economic, political, or regulatory developments, changes in interest rates, and/or perceived trends in securities prices. Shares of the Fund could decline in value or underperform other investments.

Authorized Participant Concentration Risk. Only an authorized participant (as defined in “Purchase and Sale of Shares”) may engage in creation or redemption transactions directly with the Fund. The Fund has a limited number of institutions that act as authorized participants on an agency basis (i.e. on behalf of other market participants). To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the Fund and no other authorized participant is able to step forward to create or redeem, in either of these cases, Fund shares may trade at a discount to the Fund’s net asset value and possibly face delisting.

Below Net Asset Value Risk. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below (discount), at or above (premium) their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time.

Borrowings Risk. Section 18 of the 1940 Act generally prohibits open-end investment companies, such as the Fund, from issuing “senior securities” unless they borrow from a bank and maintain asset coverage of at least 300%, including the amount borrowed. Other investment practices that involve a leveraging instrument or transaction for the Fund could be viewed as a senior security, including the short sales and swap arrangements considered by the Fund, unless the Fund “covers” by holding an offsetting position, establishes a segregated account holding cash or liquid securities, or earmarks an amount sufficient to cover the Fund’s potential future obligation. The Fund, with respect to the Oil Hedging Strategy, may utilize bank borrowings to the extent permitted by the 1940 Act, to cover its short exposures to WTI Crude Oil futures. The use of borrowings may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet any required asset segregation requirements.

Cash Transactions Risk. Unlike many exchange-traded funds, the Fund expects to effect a portion of redemptions for cash, rather than in-kind for the securities in which the Fund invests. Because the Fund may effect redemptions for cash, rather than in kind distributions, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. Such cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees. These brokerage fees, which will be higher than if the Fund redeemed its Shares in kind, will be passed on in the form of redemption transaction fees. In addition, these factors may result in wider spreads between the bid and the offered prices of the Shares than for shares of more conventional exchange-traded funds. Such cash transactions may therefore have an adverse effect on the Fund’s performance.

Cyber Security Risk. As the use of Internet technology has become more prevalent in the course of business, the Fund has become more susceptible to potential operational risks through breaches in cyber security. A breach in cyber security refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund’s digital information systems through “hacking” or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund’s third-party service providers, such as its administrator, transfer agent, custodian, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cyber security systems of issuers or third party service providers.

Deferred Tax Liability. Cash distributions from an MLP to the Fund that exceed the Fund’s allocable share of such MLP’s net taxable income are considered a tax-deferred return of capital that will reduce the Fund’s adjusted tax basis in the equity securities of the MLP. These reductions in the Fund’s adjusted tax basis in the MLP equity securities will increase the amount of gain (or decrease the amount of loss) recognized by the Fund on a subsequent sale of the securities. The Fund will accrue deferred income taxes for any future tax liability associated with: (i) that portion of MLP distributions considered to be a tax-deferred return of capital; and (ii) capital appreciation of its investments. Upon the sale of an MLP security, the Fund may be liable for previously deferred taxes. The Fund’s accrued deferred tax liability will be reflected each day in the Fund’s net asset value (“NAV”). Increases in deferred tax liability will decrease NAV. Conversely, decreases in deferred liability will increase NAV. The Fund will rely to some extent on information provided by the MLPs, which is not necessarily timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the NAV. From time to time, the Fund will modify the estimates or assumptions regarding the Fund’s deferred tax liability as new information becomes available. The Fund’s estimates regarding its deferred tax liability are made in good faith; however, the daily estimate of the Fund’s deferred tax liability used to calculate the Fund’s NAV could vary significantly from the Fund’s actual tax liability. The Fund will generally compute deferred income taxes based on the federal income tax rate applicable to corporations and an assumed rate attributable to state taxes.

Energy Companies Risk. As a company engaged in natural resource activities such as the exploration, development, mining, production, processing, refining, transportation, storage and marketing of mineral or natural resources, an MLP may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy companies. Energy companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy companies. Natural disasters and/or extreme weather, such as hurricanes in the Gulf of Mexico, also may impact energy companies. Additional risks associated with the industry served by energy companies include, but are not limited to, sustained reduced demand for crude oil, rising interest rates which could result in a higher cost of capital, threats of attack by terrorists or other non-state actors, and geopolitical issues such as war and the unpredictable nature of hostile or unstable governments.

Equity Securities Risk. The Fund invests in equity securities of MLPs. The value of the Shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as the current market volatility, or when political or economic events affecting the issuers occur.

Fluctuation of Net Asset Value Risk. The Fund is generally subject to liquidity risk that may affect the market for Shares as compared to the underlying value of the Fund’s investments. The net asset value of Shares will generally fluctuate with changes in the market value of the Fund’s holdings. The market prices of Shares will generally fluctuate in accordance with changes in net asset value as well as the relative supply of and demand for Shares on the Exchange. The Fund cannot predict whether Shares will trade below, at or above their net asset value. Price differences may be due, in large part, to the fact that supply and demand forces at work in the secondary trading market for Shares will be closely related to, but not identical to, the same forces influencing the prices of the holdings of the Fund trading individually or in the aggregate at any point in time. If a shareholder purchases at a time when the market price is at a premium to the net asset value of the Shares, or sells at a time when the market price is at a discount to the net asset value of the Shares, the shareholder may sustain losses.

Futures Risk. The successful use of short positions on futures contracts with respect to the Oil Hedging Strategy depends upon the Sub-Adviser’s skill and experience with respect to such instruments and are subject to special risk considerations, including: imperfect correlation between the change in market value of the instruments held by the Fund and the price of the futures contract; possible lack of a liquid secondary market for its position on a futures contract and the resulting inability to close a short position on a futures contract when desired; losses caused by unanticipated market movement, which are potentially unlimited; the Sub-Adviser’s inability to correctly predict the direction of securities prices, interest rates, currency exchange rates and other economic factors; the possibility that a counterparty will default in the performance of its obligations; the possibility that the Fund may have insufficient cash and have to sell securities from its portfolio to meet the daily variation margin requirements at a time when it may be disadvantageous to do so; the possibility that a failure to close a position may result in delivery of an illiquid commodity to the Fund or that rapid selling to avoid delivery may result in unfavorable execution prices; and possible inefficiencies that are created by the need to “roll contracts” (i.e., sell out of a contract that is nearing delivery or settlement in favor of a contract with a delivery or settlement date that is further into the future). If the Sub-Adviser applies a hedge in the Fund’s portfolio at an inappropriate time or judges market movements incorrectly, futures strategies may lower the Fund’s return.

Geographic Region Risk. The Fund invests primarily in securities of companies headquartered or incorporated in the United States and Canada. An investment in a particular geographic region may be particularly susceptible to changes in the political, diplomatic and economic conditions of that region or any new regulatory requirements of the region. Accordingly, an investment in the Fund may be more volatile than an investment diversified across several geographic regions.

Interest Rate Risk. As yield-based investments, MLPs carry interest rate risk and may underperform in rising interest rate environments. Additionally, when investors have heightened fears about the economy, the risk spread between MLPs and competing investment options can widen, which may have an adverse effect on the stock price of MLPs. Rising interest rates may increase the potential cost of MLPs financing projects or cost of operations and may affect the demand for MLP investments, either of which may result in lower performance by or distributions from the Fund’s MLP investments.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that the Fund will meet its investment objectives.

Market Making Risk. Market-making third parties may be required to provide liquidity, which would reduce the value of the Fund. If the Fund has lower average daily trading volumes, it may rely on a small number of third-party market makers to provide a market for the purchase and sale of Shares. Any trading halt or other problem relating to the trading activity of these market makers could result in a dramatic change in the spread between the Fund’s net asset value and the price at which the Shares are trading on the Exchange which could result in a decrease in value of the Shares.

Market Risk. Market risk is the risk that a particular security owned by the Fund or the Shares in general may fall in value. Securities are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall security values could decline generally or could underperform other investments.

MLP Risk. An investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that a MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP.

Non-Diversification Risk. Because the Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Operational Risk. The Fund is exposed to operational risks arising from a number of factors, including, but not limited to, human error, processing and communication errors, errors of the Fund’s service providers, counterparties or other third-parties, failed or inadequate processes and technology or systems failures. The Fund, Adviser and Sub-Adviser seek to reduce these operational risks through controls and procedures. However, these measures do not address every possible risk and may be inadequate to address these risks.

Pooled Investment Vehicle Risk. The Fund may invest in shares of other pooled investment vehicles, including exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”). Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the underlying pooled investment vehicle. Pooled investment vehicles that invest in commodities are subject to the risks associated with direct investments in those commodities. The price and movement of a pooled investment vehicle designed to track an index may not track the index and may result in a loss. Certain pooled investment vehicles traded on exchanges may be thinly traded and experience large spreads between the “ask” price quoted by a seller and the “bid” price offered by a buyer. Certain pooled investment vehicles may also not have the protections applicable to other types of investments under federal securities or commodities laws and may be subject to counterparty or credit risk.

Portfolio Turnover Risk. The Fund will engage in active trading, which may result in a turnover of the Fund’s portfolio to be greater than 100% annually. The Fund’s strategy may result in the Fund paying higher levels of transaction costs and generating greater tax liabilities for shareholders. Frequent portfolio turnover may negatively affect the Fund’s performance.

Risk that Returns of Capital Distributions from the Fund Reduce the Tax Basis of Shares. A portion of the Fund’s distributions are expected to be treated as a return of capital for tax purposes. Returns of capital distribution are not taxable income to you but reduce your tax basis in your Shares. Such a reduction in tax basis will result in larger taxable gains and/or lower tax losses on a subsequent sale of Shares. Shareholders who periodically receive the payment of dividends or other distributions consisting of a return of capital may be under the impression that they are receiving net profits from the Fund when, in fact, they are not. You should not assume that the source of the distributions is from the net profits of the Fund. If returns of capital exceed your tax basis, you will recognize gain as if you had sold the Shares.

Short-Sales Strategy Risk. The Fund, with respect to the Oil Hedging Strategy, will sell futures short and may invest in varying types of instruments that provide a short exposure to WTI Crude Oil to reduce the volatility of maintaining long positions in MLPs. While these short positions serve to reduce volatility, they will also reduce the Fund’s upside with regard to increases in value of the MLPs in which it invests. The Fund will also incur a loss as a result of a short sale if the price of the position sold short increases in value between the date of the short sale and the date on which the Fund purchases the security or underlying instrument to replace the borrowed security or underlying instrument. There may be certain timeframes when MLP prices decrease and the price of WTI Crude Oil increases. During such times, the Fund’s short positions may cause the Fund to suffer outsize losses. In addition, the lender of the borrowed security may request, or market conditions may dictate, that the position sold short be returned to the lender on short notice, and, as a result, the Fund may have to buy the position sold short at an unfavorable time and for an unfavorable price. If this occurs, the Fund’s investment may result in a loss. The Fund’s losses are potentially unlimited in a short-sale transaction. The Fund will incur increased transaction costs associated with selling a position short. When the Fund sells a position short, it must earmark or maintain a segregated account with its custodian of cash or liquid securities equal to the current market value of the position sold short, less any collateral deposited with the Fund’s broker (not including the proceeds from the short sale). The Fund is also required to pay the broker any dividends and/or interest that accrue during the period that the short sale remains open. To the extent the Fund holds high levels of cash or cash equivalents for collateral needs, such cash or cash equivalents are not expected to generate material interest income in an environment of low overall interest rates, which may have an adverse effect on the Fund’s performance.

Small Fund Risk. The Fund currently has fewer assets than larger funds, and like other smaller funds, large inflows and outflows may impact the Fund’s market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

Swaps Risk. The Fund, with respect to the Oil Hedging Strategy, may utilize swaps. Swaps are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks, bonds, and other traditional investments. The use of swap agreements entails certain risks that may be different from, or possibly greater than, the risks associated with investing directly in the reference instrument that underlies the swap agreement. The use of swap agreements can lead to losses, including those magnified by leverage. Swaps can involve greater risks than a direct investment in an underlying asset because swaps typically include a certain amount of embedded leverage and, as such, are subject to leveraging risk. Swaps are also subject to liquidity risk and counterparty risk and also may be difficult to value. A swap agreement can increase or decrease the volatility of a Fund’s investments and its net asset value. The value of swaps, like many other derivatives, may move in unexpected ways and may result in losses for the Fund.

Tax Status of the Fund. The Fund is taxed as a regular corporation for federal income tax purposes and as such is obligated to pay federal and applicable state, local and foreign corporate taxes on its taxable income. This differs from most investment companies, which elect to be treated as “regulated investment companies” under the Code, in order to avoid paying entity level income taxes. Under current law, the Fund is not eligible to elect treatment as a regulated investment company due to its investment of a substantial portion of its managed assets in MLPs invested in energy assets. As a result, the Fund is obligated to pay taxes on its taxable income as opposed to most other investment companies which are not so obligated. Due to the entity-level income taxes payable by the Fund, shareholders of the Fund will likely receive lower distributions than if they invested directly in the same MLPs in which the Fund invests. However, as discussed below, the Fund expects that a portion of the distributions it receives from MLPs may be treated as a return of capital. For purposes of computing net asset value, the Fund accrues deferred income taxes for its future tax liability associated with that portion of MLP distributions considered to be a return of capital as well as capital appreciation of its investments. The Fund relies to some extent on information provided by MLPs, which is usually not timely, to estimate deferred tax liability for purposes of financial statement reporting and determining the Fund’s net asset value. From time to time the Fund will modify its estimates and/or assumptions regarding its deferred tax liability as new information becomes available. The taxation of Fund distributions is discussed further under “Taxes.”

Trading Issues Risk. Although the shares of the Fund are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in shares on the Exchange may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. In addition, trading in shares on the Exchange is subject to trading halts caused by extraordinary market volatility pursuant to Exchange “circuit breaker” rules. Market makers are under no obligation to make a market in the Fund’s shares, and authorized participants are not obligated to submit purchase or redemption orders for Creation Units. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of the Fund will continue to be met or will remain unchanged. The Fund may have difficulty maintaining its listing on the Exchange in the event the Fund’s assets are small or the Fund does not have enough shareholders.

The Shares will change in value, and you could lose money by investing in the Fund. The Fund may not achieve its investment objectives.

PERFORMANCE

The Fund’s performance information is only shown in the Fund summary when the Fund has had a full calendar year of operations.

MANAGEMENT OF THE FUND

Investment Adviser. Amplify Investments LLC (the “Adviser”).

Sub-Adviser. Penserra Capital Management LLC (“Penserra” or the “Sub-Adviser”).

Portfolio Managers. The following individuals serve as portfolio managers to the Fund.

●	Dustin Lewellyn

●	Ernesto Tong

●	Anand Desai

The portfolio managers are primarily and jointly responsible for the day-to-day management of the Fund. Each portfolio manager has served as part of the portfolio management team of the Fund since its inception in June 2017.

PURCHASE AND SALE OF SHARES

The Fund issues and redeems Shares at net asset value (“NAV”) only with authorized participants (“APs”) that have entered into agreements with the Fund’s distributor and only in Creation Units (large blocks of 50,000 Shares) or multiples thereof (“Creation Unit Aggregations”), in exchange for the deposit or delivery of a basket of securities in which the Fund invests and/or cash. Except when aggregated in Creation Units, the Shares are not redeemable securities of the Fund.

Individual Shares may be purchased and sold only on a national securities exchange through brokers. Shares are expected to be listed for trading on the Exchange and because the Shares will trade at market prices rather than NAV, Shares may trade at prices greater than NAV (at a premium), at NAV, or less than NAV (at a discount).

TAX INFORMATION

The Fund’s distributions will generally be taxable as ordinary income, returns of capital or capital gains. A sale of Shares may result in capital gain or loss.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase Shares through a broker-dealer or other financial intermediary (such as a bank), the Adviser and Quasar Distributors LLC, the Fund’s distributor, may pay the intermediary for the sale of Shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.